UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported):  August 2, 2005


                                   NEXEN INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     CANADA
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                 (State or Other Jurisdiction of Incorporation)


                  1-6702                                 98-6000202
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         (Commission File Number)             (IRS Employer Identification No.)


             801 - 7TH AVENUE S.W.
           CALGARY, ALBERTA, CANADA                              T2P 3P7
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     (Address of Principal Executive Offices)                   (Zip Code)


                                 (403) 699-4000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS.

On August 2, 2005, Nexen Inc. announced that Elf Petroleum Nigeria Ltd., a subsidiary of Total, and operator of deepwater Oil Prospecting License ("OPL") 222, had successfully drilled two appraisal wells in the Usan field discovery, offshore south-eastern Nigeria and has received approval of the Usan Field Development Plan from the Nigeria National Petroleum Corporation ("NNPC"). Additional approval will be sought from the Department of Petroleum Resources in the near future. The plan features development of the Usan field through 35 subsea wells connected to a 2 million barrel storage by subsea lines and risers. First oil is planned by 2010. NNPC is concessionaire for OPL 222 under a Production Sharing Contract operated by Elf Petroleum Nigeria Ltd. (20%) in partnership with Chevron Petroleum Nigeria Ltd. (30%), Esso Exploration and Production Nigeria (Offshore East) Ltd. (30%) and Nexen Petroleum Nigeria Ltd. (20%).

On August 2, 2005, Nexen Inc. issued the press release attached as Exhibit 99.1 hereto.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

The following Exhibit is filed as part of this report:

         99.1     Press Release of Nexen Inc, dated August 2, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  August 3, 2005

                                          NEXEN INC.


                                          By: /s/ Rick C. Beingessner
                                              ---------------------------------
                                          Name:   Rick C. Beingessner
                                          Title:  Assistant Secretary

                                  EXHIBIT INDEX



         EXHIBIT               DESCRIPTION
         -------               -----------

         99.1                  Press Release of Nexen Inc, dated August 2, 2005